SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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[_]  Confidential, For Use of the                        14a-12
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[_]  Definitive Proxy Statement
[x]   Definitive Additional Materials

Ivy Funds, Inc.
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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IVY FUNDS, INC.

IVY ASSET STRATEGY FUND

_________________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
OF IVY ASSET STRATEGY FUND
TO BE HELD ON NOVEMBER 6, 2009
_________________________________

     We are writing to notify you again of a special meeting (the “Special Meeting”) of the shareholders of Ivy Asset Strategy Fund (the “Fund”), a series of Ivy Funds, Inc. (the “Corporation), which has been adjourned to a new date of November 6, 2009. The Special Meeting was originally held on January 15, 2009 and subsequently adjourned to July 2, 2009. The Special Meeting will be held at 6300 Lamar Avenue, Overland Park, Kansas, at 4:00 pm, Central Time. The purpose of the Special Meeting is:

1.	To approve an Agreement and Plan of Reorganization pursuant to which the Fund would (i) transfer all of its assets and liabilities to a corresponding new series of Ivy Funds, a newly formed Delaware statutory trust (the “New Trust”), that has the identical name (the “New Fund”) in exchange for shares of beneficial interest of the New Fund, (ii) distribute such shares to its shareholders and (iii) be dissolved.

2.	To transact such other business as may properly be presented at the Special Meeting or any adjournment thereof.

     The above proposal is described in detail in the Notice of Special Meeting of Shareholders and Joint Proxy Statement, each dated November 19, 2008.

     The Board of Directors of the Corporation recommends you vote “FOR”
the reorganization and subsequent dissolution of the Existing Fund, for the reasons discussed in the Joint Proxy Statement.

     To comply with applicable law with respect to the record date for an adjourned shareholder meeting, the Board of Directors of the Corporation has established a new record date of August 7, 2009 for the adjourned Special Meeting. Although shareholders of the Fund that voted, voted overwhelmingly to approve the Plan of Reorganization, approval of the proposal requires an affirmative vote of a majority of the Fund’s outstanding shares. Only shareholders of record at the close of business on the new record date are entitled to notice of and to vote at the adjourned Special Meeting (and any further adjournments thereof).

  IF YOU WERE NOT A SHAREHOLDER AS OF THE RECORD DATE OF EITHER THE JANUARY 15, 2009 SPECIAL MEETING OR THE JULY 2, 2009 ADJOURNED SPECIAL MEETING, and have not previously received a copy of the Notice of Special Meeting of Shareholders and Joint Proxy Statement, we have enclosed a copy. Please review the enclosed materials, as well as the updated information contained below in this letter, and then vote your shares by following the directions on the enclosed proxy card or by casting your vote by telephone or on-line using the instructions provided on the enclosed proxy card. If you have any questions, please call Broadridge at 1-866-776-7030, Ivy Client Services at 1-800-777-6472 or your financial advisor.

  IF YOU HAVE NOT PREVIOUSLY VOTED YOUR SHARES, please disregard any proxy card that you may have received previously and cast your vote on the enclosed proxy card by following the directions thereon. You may also cast your vote by telephone or internet using the instructions provided on the enclosed proxy card. If you have any questions, please call Broadridge at 1-866-776-7030, Ivy Client Services at 1-800-777-6472 or your financial advisor.

  IF YOU HAVE PREVIOUSLY VOTED YOUR SHARES AND DO NOT WISH TO CHANGE YOUR VOTE, no action is necessary. Unless we receive instructions from you to the contrary, we will vote your shares according to your instructions on any previously submitted proxy card or pursuant to any instructions previously submitted by telephone or through the internet.

  IF YOU HAVE PREVIOUSLY VOTED YOUR SHARES AND WISH TO CHANGE YOUR VOTE, please call Broadridge at 1-866-776-7030.

     At the close of business on August 7, 2009, the number of shares outstanding of Ivy Asset Strategy Fund is:

Class A	-	306,038,241.9620
Class B	-	20,627,409.6040
Class C	-	289,160,374.3960
Class E	-	1,052,210.7860
Class I	-	100,029,191.7210
Class Y	-	38,692,465.7900
Class R	-	256,067.1660

     As of such date, the directors and officers of the Corporation as a group owned less than 1% of the shares of the Fund. As of such date, no person was known by the Fund to own beneficially as much as 5% of any Class of the Fund except as set forth in Appendix A attached hereto.

     The information in this letter amends, in part, the Notice of Special Meeting of Shareholders and Joint Proxy Statement and any other information about the meeting previously delivered to you. To the extent the information in the original Notice and Joint Proxy Statement has not been amended by this letter, such information remains applicable to this solicitation of proxies and the Special Meeting. If you would like another copy of the original Notice and Joint Proxy Statement, please contact Broadridge at 1-866-776-7030.

PLEASE REMEMBER TO VOTE YOUR SHARES AS SOON AS POSSIBLE.

     If we have not received your proxy as the date of the Special Meeting moves closer, you may receive a call asking you to exercise your right to vote. Your prompt response by voting via telephone, on-line or mail will help reduce proxy costs and will eliminate your receipt of follow-up phone calls or additional mailings.

     We appreciate your careful and prompt consideration of this matter.

By Order of the Board of Directors,

Mara Herrington
Secretary

September 4, 2009
Overland Park, Kansas

APPENDIX A

     The following table sets forth the name, address and share ownership of each person known by Ivy Asset Strategy Fund to have ownership with respect to 5% or more of a class of the Fund.

Name and Address		Beneficially
of Beneficial Owner	Class	or of Record	Percent
Charles Schwab & Co, Inc.	Class A	29,783,008.7410	9.75%
Special Custody A/C for the	Class I	9,871,207.2860	9.90%
Benefit of Customers	Class Y	7,120,065.6860	18.44%
Attn: Mutual Funds
101 Montgomery St
San Francisco, CA

Citigroup Global Markets	Class A	40,390,532.7750	13.22%
Attn: Andrew Gott	Class B	2,865,275.0910	13.90%
Owing Mills, MD	Class C	53,293,110.1640	18.45%

EMJACO FBO	Class R	19,711.9190	7.70%
Security Benefit Financial
Bank 401(k)
Greenwood Village, CO

Hartford Life Insurance Company	Class R	19,022.5870	7.43%
Separate Account
Windsor, CT

MLPF&S For the Sole	Class B	3,849,202.4160	18.68%
Benefit of its Customers	Class C	74,409,323.9070	25.76%
ATTN: Fund Administration	Class I	62,596,514.9570	62.77%
4800 Deer Lake Dr E 3rd Fl	Class Y	2,261,832.6730	5.86%
Jacksonville, FL	Class R	91,043.7710	35.57%

Nationwide Trust Company FSB	Class Y	3,070,088.6210	7.95%
c/o IPO Portfolio Accounting
Columbus, OH

Prudential Investment	Class A	17,830,182.0740	5.84%
Management Services FBO
Mutual Fund Clients
Attn: Pruchoice Unit
Iselin, NJ

UBS WM USA	Class A	38,019,946.3410	12.24%
OMNI ACCOUNT M/F	Class C	21,534,942.9400	7.46%
Jersey City, NJ 07310-2055

RDUPD 9/09

PROXY TABULATOR
P.O. BOX 9112	IMPORTANT: ELECTRONIC VOTING OPTIONS AVAILABLE
FARMINGDALE, NY 11735	Fast, convenient, easy and available 24 hours a day!
Vote by Phone: Call toll-free 1-888-221-0697. Follow the recorded instructions.
Vote on the Internet: Log on to www.proxyweb.com. Follow the on-screen instructions.
Vote by Mail: Check the appropriate box on the reverse side of this card, sign and date this card and return in the envelope provided.
Vote by Live Telephone: Call 1-866-776-7030 to speak directly to a representative
FUND NAME PRINTS HERE	IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD. SPECIAL MEETING OF THE SHAREHOLDERS November 6, 2009

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF IVY ASSET STRATEGY FUND
The undersigned, having received Notice of the November 6, 2009 Special Meeting of Shareholders of Ivy Asset Strategy Fund and the related Proxy Statement, hereby appoints Kristen A. Richards and Daniel C. Schulte as proxies, each with full power of substitution and revocation, to represent the undersigned and to vote all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 6300 Lamar Avenue, Overland Park, Kansas on November 6, 2009 at 4:00 p.m. Central Time, and any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares previously given by me. This instruction may be revoked at any time prior to its exercise at the Special Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Funds or by voting in person at the Special Meeting.

Dated: __________________, 2009 PLEASE INDICATE VOTE ON OPPOSITE SIDE OF CARD.

Signature(s) of Shareholder(s)	(Please Sign in Box)
Please sign name or names as appearing on proxy and return promptly in the enclosed postage-paid envelope. If signing as a representative, please include capacity.
Asset Strategy –Aug-MM

ê	Please fill in box as shown using black or blue ink or number 2 pencil.	☒	ê
PLEASE DO NOT USE FINE POINT PENS.

THE BOARD OF DIRECTORS OF IVY ASSET STRATEGY FUND
RECOMMEND A VOTE “FOR” THE PROPOSAL.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR SPECIFICATIONS.
IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.

		FOR	AGAINST	ABSTAIN
1.	To approve the reorganization of Ivy Asset Strategy Fund into a corresponding series of a newly formed Delaware statutory Trust bearing the name of Ivy Funds.	¡	¡	¡

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YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF YOU ARE NOT
VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND
RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

	ê		Asset Strategy –Aug-MM
ê

A Message from the President
of Ivy Asset Strategy Fund, a series of Ivy Funds, Inc.

September 4, 2009

Dear Shareholder:

     I am writing to ask for your vote, as a shareholder of Ivy Asset Strategy Fund (the “Fund”), at the November 6, 2009 special meeting of shareholders (“Meeting”). The purpose of the Meeting is to approve the reorganization of the Fund into a corresponding series (“New Fund”) of a newly established Delaware statutory trust.

     The Board believes that the reorganization will offer a number of benefits to the Fund and to the Ivy Family of Funds. Among other things, the reorganization is intended to:

  Allow the Fund to operate under uniform, modern and flexible governing documents that are expected to increase operating efficiency.

  Update, standardize and streamline the Fund’s investment restrictions.

     The reorganization will not result in any increase in the management fee paid by the Fund. The reorganization will also not result in any material change in the investment objective(s) or principal investment strategies of the Fund. Immediately after the reorganization: the investment manager, portfolio manager(s) and other service providers for the New Fund will be the same as they were for the Fund prior to its reorganization; the services provided by those service providers for the New Fund will be the same as they were for the Fund prior to its reorganization; and the New Fund will offer the same services to shareholders as are currently provided by the Fund. Detailed information about the proposal is contained in the enclosed materials.

Please take a minute to cast your vote. The Board of Directors recommends you vote “FOR” the proposal.

     Whether or not you plan to attend the Meeting in person, your vote is needed. The Fund cannot make the suggested change unless we hear from enough shareholders, such as yourself.

NEW

     Once you have decided how you will vote, please promptly complete, sign, date and return the enclosed proxy card or vote by telephone or Internet. You may receive more than one set of proxy materials if you hold shares in more than one account. Please be sure to vote each proxy card you receive.

     Voting is quick and easy. Everything you need is enclosed. It is important that your vote be received no later than the time of the Meeting on November 6, 2009. As the meeting date approaches, if you have not voted your shares you may receive a phone call urging you to vote your shares. By voting your shares promptly, you will help reduce proxy costs and will help eliminate your receipt of follow-up phone calls or additional mailings.

If you have any questions about the proposal or the voting instructions, please call Broadridge at 1-866-776-7030, Ivy Client Services at 1-800-777-6472 or your financial advisor.

Sincerely,

Henry J. Herrmann
President

A Message from the President
of Ivy Asset Strategy Fund, a series of Ivy Funds, Inc.

September 4, 2009

Dear Shareholder:

     I am writing to ask for your vote, as a shareholder of Ivy Asset Strategy Fund (the “Fund”), at the November 6, 2009 special meeting of Fund shareholders (“Meeting”). The purpose of the Meeting is to approve the reorganization of the Fund into a corresponding series (“New Fund”) of a newly established Delaware statutory trust.

     As you recall from previous mailings, the Board of Directors unanimously recommends approval of the proposal. The Board continues to believe that the reorganization will offer a number of benefits to the Fund and to the Ivy Family of Funds. Among other things, the reorganization is intended to:

  Allow the Fund to operate under uniform, modern and flexible governing documents that are expected to increase operating efficiency.

  Update, standardize and streamline the Fund’s investment restrictions.

     The reorganization will not result in any increase in the management fee paid by the Fund. The reorganization will also not result in any material change in the investment objective(s) or principal investment strategies of the Fund. Immediately after the reorganization: the investment manager, portfolio manager(s) and other service providers for the New Fund will be the same as they were for the Fund prior to its reorganization; the services provided by those service providers for the New Fund will be the same as they were for the Fund prior to its reorganization; and the New Fund will offer the same services to shareholders as are currently provided by the Fund.

Please take a minute to cast your vote. The Board of Directors recommends you vote “FOR” the proposal.

     Whether or not you plan to attend the Meeting in person, your vote is needed. The Fund cannot make the suggested change unless we hear from enough shareholders, such as yourself.

EXUN

     Once you have decided how you will vote, please promptly complete, sign, date and return the enclosed proxy card or vote by telephone or Internet. Please disregard any proxy card that you may have received previously. You may receive more than one set of proxy materials if you hold shares in more than one account. Please be sure to vote each proxy card you receive.

     Voting is quick and easy. Everything you need is enclosed. It is important that your vote be received no later than the time of the Meeting on November 6, 2009. As the meeting date approaches, if you have not voted your shares you may receive a phone call urging you to vote your shares. By voting your shares promptly, you will help reduce proxy costs and will help eliminate your receipt of follow-up phone calls or additional mailings.

If you have any questions about the proposal or the voting instructions, please call Broadridge at 1-866-776-7030, Ivy Client Services at 1-800-777-6472 or your financial advisor.

Sincerely,

Henry J. Herrmann
President

A Message from the President
of Ivy Asset Strategy Fund, a series of Ivy Funds, Inc.

September 4, 2009

Dear Shareholder:

     Enclosed are materials notifying you again of a special meeting (“Meeting”) of the shareholders of Ivy Asset Strategy Fund (“Fund”) which has been adjourned to a new date of November 6, 2009. You have previously voted your shares.

  IF YOU DO NOT WISH TO CHANGE YOUR VOTE, no action is necessary. Unless we receive instructions from you to the contrary, we will vote your shares according to your instructions on any previously submitted proxy card or pursuant to any instructions previously submitted by telephone or through the internet.

  IF YOU WISH TO CHANGE YOUR VOTE, please call Broadridge at 1-866-776-7030.

The purpose of the Meeting is to approve the reorganization of the Fund into a corresponding series of a newly established Delaware statutory trust.

As you may recall from previous mailings, the Board of Directors of the Fund unanimously recommends approval of the proposal. The Board continues to believe that the reorganization will offer a number of benefits to the Fund and to the Ivy Family of Funds.

If you have any questions about the proposal or the voting instructions, please call Broadridge at 1-866-776-7030, Ivy Client Services at 1-800-777-6472 or your financial advisor.

Sincerely,

Henry J. Herrmann
President

EXVT